UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 18, 2011

EQUUS TOTAL RETURN, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	814-00098	76-0345915
(State or Other Jurisdiction	(Commission File	(IRS Employer
Of Incorporation)	Number)	Identification No.)

Eight Greenway Plaza, Suite 930 Houston, Texas	77046
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (713) 529-0900

N/A
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.

On March 18, 2011, Equus Total Return, Inc. (the “Fund”) issued two press releases.  The first press release concerned the engagement of Pristine Advisers, LLC as the Fund’s public relations and investor relations firm.  The second press release concerned the announcement by the Fund of its net asset value for the quarter ended December 31, 2010. The texts of both press releases are included as Exhibits 99.1 and 99.2 to this Current Report and are incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release issued on March 18, 2011 by Equus Total Return, Inc. concerning the engagement of Pristine Advisers, LLC.

99.2	Press release issued on March 18, 2011 by Equus Total Return, Inc. concerning the announcement of its net asset value for the quarter ended December 31, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Equus Total Return, Inc.

Date: March 18, 2011	By:	/s/ Kenneth I. Denos
Kenneth I. Denos
Secretary